Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:	August 2, 2007

Reliant Energy Reports Second Quarter Results

•                  Open and adjusted EBITDA consistent with outlook

•                  PJM 2008 auction results validate improving supply/demand fundamentals

•                  Increased 2008 and 2009 open EBITDA and free cash flow outlook

•                  Completed phase one of comprehensive refinancing plan

HOUSTON – Reliant Energy, Inc. reported open EBITDA of $193 million for the second quarter of 2007, compared to $258 million for the second quarter of 2006.  Improved wholesale open contribution margin due to higher energy margins was more than offset by lower retail contribution margin.  Retail contribution margin declined due to lower unit gross margins and reduced volumes, primarily due to milder weather.  Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of emission allowances, was $165 million for the second quarter of 2007, compared to $174 million for the second quarter of 2006.

“This quarter has been marked by significant progress in implementing the strategic plan that we announced in March,” said Mark Jacobs, president and chief executive officer. “The completion of the first phase of our comprehensive refinancing plan is a major step in creating the capital structure to support our business objectives in the future. In addition, results of the recently announced PJM capacity auction have reinforced our view that tightening supply and demand fundamentals will continue to improve the outlook for our wholesale business.”

Open EBITDA was $307 million for the first six months of 2007 compared to $303 million for the same period of 2006.  Adjusted EBITDA was $246 million for the first six months of 2007 compared to $250 million for the same period of 2006.  During the first six months of 2007, the company reported free cash flow used in continuing operations of $142 million, compared to $116 million for the same period of 2006.

On a GAAP basis, the loss from continuing operations before income taxes was $456 million for the second quarter of 2007, compared to income from continuing operations before income taxes of $39 million for the same period of 2006.  The second quarter 2007 loss from continuing operations before income taxes includes net unrealized losses from energy derivatives of $326 million and a $71 million charge for debt extinguishment premium and consent fees.  Income from continuing operations before income taxes for the second quarter of 2006 includes $52 million of net unrealized gains from energy derivatives.  Interest expense in the second quarter of 2007 includes the amortization of $42 million of deferred financing costs, including $39 million related to the June refinancing, compared to $4 million for the same period of 2006.

On a GAAP basis, the loss from continuing operations before income taxes for the first six months of 2007 was $44 million, compared to $42 million for the same period of 2006.  The

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reported numbers include net gains from unrealized energy derivatives of $196 million and $75 million, respectively, for 2007 and 2006.  The 2007 loss from continuing operations before income taxes includes a $71 million charge for debt extinguishment premium and consent fees and a $22 million charge for western states and similar settlements.  During the first half of 2007, the company reported cash provided by continuing operations from operating activities of $24 million, compared to a $115 million use of cash in continuing operations from operating activities for the same period of 2006.

OUTLOOK

Reliant Energy’s outlook for open EBITDA is $1,012 million, $1,420 million and $1,494 million for the years ending December 31, 2007, 2008 and 2009, respectively.  Adjusted EBITDA, which includes the impact of historical and operational wholesale hedges and gains on the sales of emission allowances, net is $897 million, $1,336 million and $1,417 million for the same periods.  The outlook for free cash flow provided by continuing operations is $231 million, $595 million and $869 million for the years ending December 31, 2007, 2008 and 2009, respectively.

This outlook is based on forward commodity prices as of June 22, 2007, and assumptions and estimates by Reliant Energy.

Open EBITDA

Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Income (loss) from continuing operations before income taxes	$(6)	$540	$803
Unrealized (gains) losses on energy derivatives	58	108	(15)
Western States and similar settlements	22	—	—
Debt extinguishment premium and consent fees	73	—	—
Depreciation and amortization	423	458	459
Interest expense, net *	327	230	170
Adjusted EBITDA	$897	$1,336	$1,417
Historical and operational wholesale hedges	117	84	77
Gains on sales of assets and emission allowances, net	(2)	—	—
Open EBITDA	$1,012	$1,420	$1,494

*                  Reduced by $5, $20 and $37 million for 2007E, 2008E and 2009E, respectively for capitalized interest.  2007E includes $39 million amortization of deferred financing costs associated with completion of phase one of comprehensive refinancing plan during the second quarter.

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Free Cash Flow from Continuing Operations

Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Operating cash flow from continuing operations *	$728	$1,187	$1,262
Change in margin deposits, net	(244)	(100)	(31)
Western States and similar settlements payments	57	—	—
Adjusted cash flow provided by continuing operations	$541	$1,087	$1,231
Capital expenditures **	(229)	(337)	(213)
Emission allowances activity, net	(81)	(155)	(149)
Free cash flow provided by continuing operations	$231	$595	$869

*      Outlook assumes no changes in working capital.

**    Includes capitalized interest of $5, $20 and $37 million for 2007E, 2008E and 2009E, respectively.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Retail gross margin*

Open energy gross margin

Open wholesale gross margin

Retail contribution margin

Wholesale open contribution margin

EBITDA

Adjusted EBITDA

Open EBITDA

Adjusted cash flow provided by (used in) continuing operations

Free cash flow provided by (used in) continuing operations

Net debt

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables.  Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release.  Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.

*      Previously titled “adjusted retail gross margin.”

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its second-quarter 2007 earnings conference call for Thursday August 2, 2007, at 10 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

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Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to approximately 1.9 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

###

4

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Revenues:
Revenues (including $(10,848), $52,393, $3,722 and $201,899 unrealized gains (losses))	$2,649,915	$2,774,903	$5,012,516	$5,227,588

Expenses:
Purchased power, fuel and cost of gas sold (including $(315,497), $(364), $192,162 and $(126,402) unrealized gains (losses))	2,475,716	2,233,908	3,919,207	4,483,957
Operation and maintenance	233,966	229,975	464,707	415,530
Selling, general and administrative	103,084	91,690	190,681	162,430
Western states and similar settlements	—	—	22,000	—
Gains on sales of assets and emission allowances, net	(1,727)	(4,854)	(1,727)	(156,330)
Depreciation and amortization	110,603	91,092	202,572	171,597
Total operating expense	2,921,642	2,641,811	4,797,440	5,077,184
Operating Income (Loss)	(271,727)	133,092	215,076	150,404
Other Income (Expense):
Income of equity investment, net	1,366	2,061	2,526	2,387
Debt extinguishment premium and consent fees	(71,269)	—	(71,269)	—
Other, net	(574)	744	494	829
Interest expense	(121,975)	(103,444)	(209,045)	(211,606)
Interest income	8,232	6,877	18,696	15,895
Total other expense	(184,220)	(93,762)	(258,598)	(192,495)

Income (Loss) from Continuing Operations Before Income Taxes	(455,947)	39,330	(43,522)	(42,091)
Income tax expense (benefit)	(174,884)	16,603	(22,822)	74,249

Income (Loss) from Continuing Operations	(281,063)	22,727	(20,700)	(116,340)
Loss from discontinued operations	(1,889)	(8,551)	(3,541)	(3,571)

Income (Loss) Before Cumulative Effect of Accounting Change	(282,952)	14,176	(24,241)	(119,911)
Cumulative effect of accounting change, net of tax	—	—	—	968
Net Income (Loss)	$(282,952)	$14,176	$(24,241)	$(118,943)

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.82)	$0.07	$(0.06)	$(0.38)
Loss from discontinued operations	(0.01)	(0.02)	(0.01)	(0.01)
Cumulative effect of accounting change, net of tax	—	—	—	—
Net income (loss)	$(0.83)	$0.05	$(0.07)	$(0.39)

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.82)	$0.07	$(0.06)	$(0.38)
Loss from discontinued operations	(0.01)	(0.02)	(0.01)	(0.01)
Cumulative effect of accounting change, net of tax	—	—	—	—
Net income (loss)	$(0.83)	$0.05	$(0.07)	$(0.39)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	342,074	306,780	340,717	306,208
- Diluted	342,074	342,592	340,717	306,208

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted and Open

(Millions of Dollars)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	Change	2007	2006	Change
Retail Energy:
Revenues	$1,994	$2,217	$(223)	$3,695	$3,904	$(209)
Purchased power	2,117	1,836	281	3,026	3,530	(504)
Unrealized (gains) losses on energy derivatives	360	(34)	394	(256)	30	(286)
Gross margin - Retail Energy (1)(2)	237	347	(110)	413	404	9

Operation and maintenance	60	58	2	121	109	12
Selling and marketing	30	30	—	60	54	6
Bad debt expense	21	22	(1)	38	36	2
Contribution margin - Retail Energy	126	237	(111)	194	205	(11)

Unrealized gains (losses) on energy derivatives	(360)	34	(394)	256	(30)	286
Contribution margin, including unrealized gains/losses on energy derivatives (3)	(234)	271	(505)	450	175	275

Wholesale Energy:
Revenues	$797	$698	$99	$1,545	$1,609	$(64)
Purchased power	500	538	(38)	1,121	1,240	(119)
Historical and operational wholesale hedges	30	89	(59)	63	209	(146)
Unrealized (gains) losses on energy derivatives	(34)	(18)	(16)	60	(105)	165
Open gross margin - Wholesale Energy (1)	293	231	62	547	473	74

Operation and maintenance	175	173	2	345	307	38
Bad debt expense	—	—	—	(1)	(3)	2
Open contribution margin - Wholesale Energy	118	58	60	203	169	34

Historical and operational wholesale hedges	(30)	(89)	59	(63)	(209)	146
Unrealized gains (losses) on energy derivatives	34	18	16	(60)	105	(165)
Contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (3)	122	(13)	135	80	65	15

Other Operations:
Revenues	$4	$—	$4	$7	$1	$6
Purchased power	—	—	—	—	—	—
Operation and maintenance	—	—	—	1	—	1
Contribution margin - Other Operations (3)	4	—	4	6	1	5

Eliminations:
Revenues	$(145)	$(140)	$(5)	$(235)	$(286)	$51
Purchased power	(141)	(140)	(1)	(228)	(286)	58
Operation and maintenance	(2)	—	(2)	(3)	—	(3)
Total	(2)	—	(2)	(4)	—	(4)

Consolidated:
Contribution margin - Retail Energy	126	237	(111)	194	205	(11)
Open contribution margin - Wholesale Energy	118	58	60	203	169	34
Contribution margin - Other Operations	4	—	4	6	1	5
Eliminations	(2)	—	(2)	(4)	—	(4)
Total	246	295	(49)	399	375	24

Other general and administrative	(54)	(40)	(14)	(95)	(75)	(20)
Income of equity investment, net	2	2	—	3	2	1
Other, net	(1)	1	(2)	—	1	(1)
Open EBITDA	193	258	(65)	307	303	4

Historical and operational wholesale hedges	(30)	(89)	59	(63)	(209)	146
Gains on sales of assets and emission allowances, net	2	5	(3)	2	156	(154)
Adjusted EBITDA	165	174	(9)	246	250	(4)

Unrealized gains (losses) on energy derivatives	(326)	52	(378)	196	75	121
Western states and similar settlements	—	—	—	(22)	—	(22)
Debt extinguishment premium and consent fees	(71)	—	(71)	(71)	—	(71)
EBITDA	(232)	226	(458)	349	325	24

Depreciation and amortization	(110)	(91)	(19)	(202)	(172)	(30)
Interest expense	(122)	(103)	(19)	(209)	(211)	2
Interest income	8	7	1	18	16	2
Income (loss) from continuing operations before income taxes	$(456)	$39	$(495)	$(44)	$(42)	$(2)

(1)	Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.
(2)	Previously titled “adjusted retail gross margin” or “retail energy gross margin, excluding unrealized gains/losses on energy derivatives.”
(3)	Segment profit or loss measure.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Consolidated Balance Sheets

(Thousands of Dollars)

	June 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$165,994	$463,909
Restricted cash	5,334	24,980
Accounts and notes receivable, principally customer, net of allowance of $31,894 and $33,332	1,288,726	1,043,637
Inventory	283,768	275,437
Derivative assets	320,847	489,726
Margin deposits	323,469	452,605
Accumulated deferred income taxes	262,979	279,479
Prepayments and other current assets	173,968	141,016
Current assets of discontinued operations	—	2,460
Total current assets	2,825,085	3,173,249
Property, plant and equipment, gross	7,257,694	7,192,437
Accumulated depreciation	(1,576,153)	(1,450,442)
Property, Plant and Equipment, net	5,681,541	5,741,995

Other Assets:
Goodwill	379,644	381,594
Other intangibles, net	410,495	423,745
Derivative assets	180,256	203,857
Accumulated deferred income taxes	109,458	87,858
Prepaid lease	257,556	264,328
Other	239,138	290,507
Total other assets	1,576,547	1,651,889
Total Assets	$10,083,173	$10,567,133

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$381,011	$355,264
Accounts payable, principally trade	845,316	664,630
Derivative liabilities	841,538	1,164,809
Margin deposits	—	16,490
Other	405,462	488,764
Current liabilities of discontinued operations	1,828	3,286
Total current liabilities	2,475,155	2,693,243

Other Liabilities:
Derivative liabilities	282,945	420,534
Other	308,471	324,145
Total other liabilities	591,416	744,679

Long-term Debt	2,987,441	3,177,691
Commitments and Contingencies
Temporary Equity Stock-based Compensation	2,620	1,647
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 342,425,141 and 337,623,392 issued)	103	99
Additional paid-in capital	6,201,536	6,174,665
Retained deficit	(2,024,874)	(2,026,316)
Accumulated other comprehensive loss	(150,224)	(198,575)
Total stockholders’ equity	4,026,541	3,949,873
Total Liabilities and Equity	$10,083,173	$10,567,133

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2007	2006
	(in thousands)
Cash Flows from Operating Activities:
Net loss	$(24,241)	$(118,943)
Loss from discontinued operations	3,541	3,571
Net loss from continuing operations and cumulative effect of accounting change	(20,700)	(115,372)
Adjustments to Reconcile Net Loss to Net Cash Provided by (Used in) Operating Activities:
Cumulative effect of accounting change	—	(968)
Depreciation and amortization	202,572	171,597
Deferred income taxes	(30,116)	68,644
Net changes in energy derivatives	(166,400)	(43,342)
Amortization of deferred financing costs	45,443	7,982
Gains on sales of assets and emission allowances, net	(1,727)	(156,330)
Debt extinguishment premium and consent fees	71,269	—
Other, net	6,364	4,611
Changes in other assets and liabilities:
Accounts and notes receivable, net	(212,797)	(135,413)
Inventory	(18,390)	6,269
Margin deposits, net	112,646	311,582
Net derivative assets and liabilities	(27,380)	(137,484)
Western states and similar settlements payments	(35,000)	(159,319)
Accounts payable	206,017	35,514
Other current assets	(24,432)	8,304
Other assets	(2,980)	14,663
Taxes payable/receivable	(7,444)	(29,884)
Other current liabilities	(75,353)	31,285
Other liabilities	2,493	2,845
Net cash provided by (used in) continuing operations from operating activities	24,085	(114,816)
Net cash used in discontinued operations from operating activities	(2,540)	(36,997)
Net cash provided by (used in) operating activities	21,545	(151,813)
Cash Flows from Investing Activities:
Capital expenditures	(99,172)	(41,919)
Proceeds from sales of assets, net	380	1,382
Proceeds from sales of emission allowances	3,346	197,201
Purchases of emission allowances	(14,127)	(3,273)
Restricted cash	19,646	17,033
Other, net	1,750	4,750
Net cash provided by (used in) continuing operations from investing activities	(88,177)	175,174
Net cash provided by discontinued operations from investing activities	—	967,568
Net cash provided by (used in) investing activities	(88,177)	1,142,742
Cash Flows from Financing Activities:
Payments of long-term debt	(1,465,891)	(326,201)
Proceeds from long-term debt	1,300,000	—
Increase (decrease) in short-term borrowings and revolving credit facilities, net	6,554	(55,337)
Payments of financing costs	(29,634)	—
Payments of debt extinguishment premium and consent fees	(71,269)	—
Proceeds from issuances of stock	28,957	10,031
Net cash used in continuing operations from financing activities	(231,283)	(371,507)
Net cash used in discontinued operations from financing activities	—	(638,000)
Net cash used in financing activities	(231,283)	(1,009,507)
Net Change in Cash and Cash Equivalents	(297,915)	(18,578)
Cash and Cash Equivalents at Beginning of Period	463,909	88,397
Cash and Cash Equivalents at End of Period	$165,994	$69,819

Free Cash Flow Reconciliation

(Unaudited)

	Six Months Ended June 30,
	2007	2006
	(in millions)

Operating cash flow from continuing operations	$24	$(115)
Western states and similar settlements payments	57	159
Change in margin deposits, net	(113)	(312)
Adjusted cash flow used in continuing operations	(32)	(268)
Capital expenditures	(99)	(42)
Proceeds from sales of emission allowances	3	197
Purchases of emission allowances	(14)	(3)
Free cash flow used in continuing operations	$(142)	$(116)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Retail Energy Data

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	Change	2007	2006	Change
		(in millions)			(in millions)
Mass gross margin	$201	$272	$(71)	$356	$297	$59
Commercial and industrial gross margin	52	88	(36)	68	108	(40)
Market usage adjustments	(16)	(13)	(3)	(11)	(1)	(10)
Retail gross margin (1)	237	347	(110)	413	404	9

Operation and maintenance	(60)	(58)	(2)	(121)	(109)	(12)
Selling and marketing	(30)	(30)	—	(60)	(54)	(6)
Bad debt expense	(21)	(22)	1	(38)	(36)	(2)
Retail contribution margin	126	237	(111)	194	205	(11)
Unrealized gains (losses) on energy derivatives	(360)	34	(394)	256	(30)	286
Total retail energy contribution margin, including unrealized gains/losses on energy derivatives (2)	$(234)	$271	$(505)	$450	$175	$275

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	3,542	4,572	6,187	7,399
Non-Houston	1,923	2,013	3,849	3,502
Small Business:
Houston	756	954	1,471	1,719
Non-Houston	365	382	668	652
Total Mass	6,586	7,921	12,175	13,272
Commercial and Industrial:
ERCOT (3)	9,052	8,631	17,062	16,147
Non-ERCOT	1,106	1,539	2,085	3,143
Total Commercial and Industrial	10,158	10,170	19,147	19,290

Market usage adjustments	28	(62)	(73)	11
Total	16,772	18,029	31,249	32,573

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,066	1,189	1,074	1,201
Non-Houston	565	490	560	480
Small Business:
Houston	117	134	119	135
Non-Houston	35	27	34	28
Total Mass	1,783	1,840	1,787	1,844
Commercial and Industrial:
ERCOT (3)	87	75	85	74
Non-ERCOT	2	2	2	2
Total Commercial and Industrial	89	77	87	76
Total	1,872	1,917	1,874	1,920

	June 30,	December 31,
	2007	2006
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,058	1,095
Non-Houston	567	547
Small Business:
Houston	115	124
Non-Houston	36	33
Total Mass	1,776	1,799
Commercial and Industrial:
ERCOT (3)	89	75
Non-ERCOT	2	1
Total Commercial and Industrial	91	76
Total	1,867	1,875

(1)	Previously titled “adjusted retail gross margin” or “retail energy gross margin, excluding unrealized gains/losses on energy derivatives.”
(2)	Segment profit or loss measure.
(3)	Includes customers of the Texas General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Wholesale Energy Data

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2007		2006		2007		2006
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation Volume (2):
PJM Coal	6,028.7	83%	5,847.6	81%	12,127.1	84%	11,692.4	81%
MISO Coal	2,063.3	75%	1,748.4	63%	4,244.7	78%	3,040.3	55%
PJM/MISO Gas	349.8	5%	248.0	4%	417.1	3%	286.4	2%
West	899.3	13%	345.8	5%	908.0	7%	1,270.8	9%
Other (3)	1,413.3	69%	1,467.3	91%	2,750.3	67%	2,874.5	88%
Total	10,754.4	41%	9,657.1	39%	20,447.2	39%	19,164.4	37%

Commercial Capacity Factor (4):
PJM Coal	75.9%		70.6%		77.6%		78.3%
MISO Coal	51.3%		77.1%		56.4%		84.7%
PJM/MISO Gas	88.8%		90.7%		83.8%		77.4%
West	95.1%		87.9%		94.9%		96.5%
Other	91.9%		94.3%		91.4%		88.8%
Total	75.3%		76.5%		75.9%		82.1%

Generation Volume (5):	GWh		GWh		GWh		GWh
PJM Coal	4,575.2		4,128.1		9,407.4		9,158.4
MISO Coal	1,058.7		1,347.6		2,395.0		2,573.7
PJM/MISO Gas	310.5		224.9		349.6		221.6
West	855.5		304.1		861.4		1,226.4
Other	1,298.7		1,383.4		2,512.9		2,553.5
Total	8,098.6		7,388.1		15,526.3		15,733.6

Unit Margin ($/MWh) (6):
PJM Coal	$32.57		$26.16		$31.68		$26.97
MISO Coal	30.23		19.29		28.81		21.37
PJM/MISO Gas	28.99		40.02		28.60		40.61
West	—		NM (7)		NM (7)		NM (7)
Other	5.39		—		5.57		NM (7)
Weighted Average Total	$24.33		$18.95		$24.93		$19.58

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	Change	2007	2006	Change
	(in millions)			(in millions)
Open energy gross margin (8):
PJM Coal	$149	$108	$41	$298	$247	$51
MISO Coal	32	26	6	69	55	14
PJM/MISO Gas	9	9	—	10	9	1
West	—	(3)	3	(4)	(2)	(2)
Other	7	—	7	14	(1)	15
Total	197	140	57	387	308	79

Other margin (9):
PJM Coal	15	7	8	22	16	6
MISO Coal	3	2	1	5	3	2
PJM/MISO Gas	25	8	17	36	11	25
West	36	46	(10)	59	83	(24)
Other	17	28	(11)	38	52	(14)
Total	96	91	5	160	165	(5)

Open wholesale gross margin	293	231	62	547	473	74

Operation and maintenance	(175)	(173)	(2)	(345)	(307)	(38)
Bad debt expense	—	—	—	1	3	(2)

Wholesale open contribution margin	118	58	60	203	169	34

Historical and operational wholesale hedges
Power	(55)	(65)	10	(111)	(180)	69
Fuel	5	5	—	10	12	(2)
Tolling/Other	20	(29)	49	38	(41)	79
Total historical and operational wholesale hedges	(30)	(89)	59	(63)	(209)	146

Unrealized gains (losses) on energy derivatives	34	18	16	(60)	105	(165)

Total wholesale energy contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (10)	$122	$(13)	$135	$80	$65	$15

(1)             Represents economic generation volume (hours) divided by maximum generation hours (maximum plant capacity X 8,760 hours).

(2)             Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)             Includes maximum generation hours from certain units in 2007 that were excluded in 2006 because a purchase power agreement was in place during that period.

(4)             Generation volume divided by economic generation volume.

(5)             Excludes generation volume related to power purchase agreements, including tolling agreements.

(6)             Represents open energy gross margin divided by generation volume.

(7)             NM is not meaningful.

(8)             Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices. This figure excludes the effects of other margin and our historical and operational wholesale hedges.

(9)             Other margin represents power purchase agreements, capacity payments, ancillary revenues and selective commercial hedge strategies.

(10)       Wholesale energy segment profit and loss measure.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

PJM Coal and MISO Coal (1)

(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Cheswick	580	10.0	966.1	933.9	53.0%	31.1%	512.2	290.0
Conemaugh (2)	280	9.4	590.8	603.7	74.7%	99.9%	441.4	603.1
Elrama	465	11.3	764.4	708.7	61.4%	49.4%	469.2	350.1
Keystone (2)	282	9.5	595.7	585.8	95.1%	83.8%	566.5	490.7
Portland	400	9.8	676.7	611.1	66.2%	86.8%	447.7	530.2
Seward	521	9.6	1,052.8	1,082.4	82.6%	59.5%	870.1	643.5
Shawville (2)	566	10.3	1,009.6	1,008.3	91.3%	90.7%	921.5	914.6
Titus	246	10.8	372.6	313.7	93.0%	97.5%	346.6	305.9
PJM Coal Total	3,340		6,028.7	5,847.6	75.9%	70.6%	4,575.2	4,128.1

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Avon Lake	721	9.3	1,197.7	1,064.2	38.1%	82.9%	456.2	882.5
New Castle	328	10.6	491.5	414.9	53.9%	67.2%	264.7	278.8
Niles	216	10.5	374.1	269.3	90.3%	69.2%	337.8	186.3
MISO Coal Total	1,265		2,063.3	1,748.4	51.3%	77.1%	1,058.7	1,347.6

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Cheswick	580	10.0	1,884.1	1,765.0	72.1%	63.3%	1,358.5	1,116.5
Conemaugh (2)	280	9.4	1,186.5	1,206.5	83.6%	97.7%	992.3	1,179.2
Elrama	465	11.3	1,611.9	1,549.2	66.9%	65.5%	1,079.0	1,014.1
Keystone (2)	282	9.5	1,182.5	1,153.4	81.4%	81.5%	962.3	940.2
Portland	400	9.8	1,356.5	1,227.5	72.8%	90.5%	987.5	1,110.9
Seward	521	9.6	2,118.9	2,191.6	68.0%	65.4%	1,440.9	1,434.2
Shawville (2)	566	10.3	2,054.5	1,973.4	92.9%	89.7%	1,909.2	1,770.8
Titus	246	10.8	732.2	625.8	92.6%	94.7%	677.7	592.5
PJM Coal Total	3,340		12,127.1	11,692.4	77.6%	78.3%	9,407.4	9,158.4

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Avon Lake	721	9.3	2,502.2	1,867.2	43.0%	88.2%	1,075.9	1,646.6
New Castle	328	10.6	999.2	651.9	66.0%	76.7%	659.6	500.2
Niles	216	10.5	743.3	521.2	88.7%	81.9%	659.5	426.9
MISO Coal Total	1,265		4,244.7	3,040.3	56.4	84.7%	2,395.0	2,573.7

(1)             Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)             The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

PJM/MISO Gas (1)

(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Aurora (2)	942	10.5	11.9	3.8	69.7%	28.9%	8.3	1.1
Blossburg	23	14.6	0.8	0.3	100.0%	100.0%	0.8	0.3
Brunot Island	315	10.4	2.9	—	100.0%	0.0%	2.9	(1.1)
Gilbert	614	11.0	16.9	14.7	38.5%	30.6%	6.5	4.5
Glen Gardner	184	14.6	2.0	1.8	100.0%	88.9%	2.0	1.6
Hamilton	23	14.8	1.7	0.1	100.0%	100.0%	1.7	0.1
Hunterstown	70	14.8	5.2	0.5	98.1%	100.0%	5.1	0.5
Hunterstown CCGT	833	7.0	258.6	214.3	94.0%	97.0%	243.0	207.9
Mountain	47	14.3	4.3	0.8	100.0%	100.0%	4.3	0.8
Orrtanna	23	14.4	2.5	0.3	100.0%	100.0%	2.5	0.3
Portland	185	11.2	3.6	1.6	100.0%	87.5%	3.6	1.4
Sayreville	264	13.8	9.0	4.4	23.3%	75.0%	2.1	3.3
Shawnee	23	14.0	—	—	0.0%	0.0%	(0.1)	—
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	—	0.0%	0.0%	(0.6)	(1.2)
Tolna	47	14.2	3.2	0.7	100.0%	100.0%	3.2	0.7
Werner	252	13.8	8.9	0.1	87.6%	100.0%	7.8	0.1
Shelby	356	9.8	18.3	4.6	95.1%	100.0%	17.4	4.6
PJM/MISO Gas Total	4,242		349.8	248.0	88.8%	90.7%	310.5	224.9

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Aurora (2)	942	10.5	15.6	7.0	53.2%	15.7%	8.3	1.1
Blossburg	23	14.6	4.0	1.2	100.0%	100.0%	4.0	1.2
Brunot Island	315	10.4	3.7	—	100.0%	0.0%	3.7	(3.0)
Gilbert	614	11.0	25.1	43.6	47.0%	19.7%	11.8	8.6
Glen Gardner	184	14.6	2.2	2.0	100.0%	90.0%	2.2	1.8
Hamilton	23	14.8	1.7	0.2	100.0%	100.0%	1.7	0.2
Hunterstown	70	14.8	5.2	0.6	96.2%	100.0%	5.0	0.6
Hunterstown CCGT	833	7.0	302.8	214.3	88.4%	94.4%	267.7	202.4
Mountain	47	14.3	5.5	1.4	100.0%	100.0%	5.5	1.4
Orrtanna	23	14.4	3.0	0.3	100.0%	100.0%	3.0	0.3
Portland	185	11.2	6.8	1.8	100.0%	77.8%	6.8	1.4
Sayreville	264	13.8	9.7	4.8	18.6%	58.3%	1.8	2.8
Shawnee	23	14.0	0.1	—	0.0%	0.0%	—	(0.1)
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	(0.1)	—
Titus	35	17.4	—	—	0.0%	0.0%	(1.5)	(1.7)
Tolna	47	14.2	4.0	0.9	100.0%	100.0%	4.0	0.9
Werner	252	13.8	9.4	0.1	88.3%	0.0%	8.3	(0.4)
Shelby	356	9.8	18.3	8.2	95.1%	50.0%	17.4	4.1
PJM/MISO Gas Total	4,242		417.1	286.4	83.8%	77.4%	349.6	221.6

(1)             Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)             Excludes generation volume during periods the unit operated under power purchase agreements.

(3)             The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

West and Other (1)

(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Bighorn (2)	598	7.2	517.0	16.7	100.0%	79.6%	517.0	13.3
Coolwater	622	10.1	136.6	110.8	96.3%	99.3%	131.6	110.0
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	(0.1)	—
Etiwanda (2)	640	10.0	0.4	—	100.0%	0.0%	0.4	—
Mandalay (2)	560	10.9	111.7	79.8	99.4%	96.1%	111.0	76.7
Ormond Beach	1,516	9.6	133.6	138.5	71.6%	75.2%	95.6	104.1
West Total	3,990		899.3	345.8	95.1%	87.9%	855.5	304.1

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 economic generation volume (GWh)		Q2 commercial capacity factor		Q2 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Channelview (2)	830	6.1	1,398.4	1,461.3	91.8%	94.3%	1,283.8	1,377.4
Choctaw	800	7.0	13.9	—	100.0%	0.0%	13.9	—
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	1.0	6.0	100.0%	100.0%	1.0	6.0
Other Total	2,687		1,413.3	1,467.3	91.9%	94.3%	1,298.7	1,383.4

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Bighorn (2)	598	7.2	517.0	935.5	99.8%	99.5%	515.8	931.0
Coolwater	622	10.1	136.6	110.8	95.2%	97.8%	130.0	108.4
Ellwood (2)	54	13.3	0.3	0.1	33.3%	100.0%	0.1	0.1
Etiwanda (2)	640	10.0	0.4	—	100.0%	0.0%	0.4	—
Mandalay (2)	560	10.9	120.1	85.9	99.5%	96.4%	119.5	82.8
Ormond Beach	1,516	9.6	133.6	138.5	71.6%	75.2%	95.6	104.1
West Total	3,990		908.0	1,270.8	94.9%	96.5%	861.4	1,226.4

	Summer/Winter
	Average
	Capacity	Heat Rate	Q2 YTD economic generation volume (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Channelview (2)	830	6.1	2,735.3	2,864.7	91.3%	88.8%	2,497.9	2,543.7
Choctaw	800	7.0	13.9	—	100.0%	0.0%	13.9	—
Indian River (2)	587	10.5	0.1	—	100.0%	0.0%	0.1	—
Osceola (2)	470	11.0	1.0	9.8	100.0%	100.0%	1.0	9.8
Other Total	2,687		2,750.3	2,874.5	91.4%	88.8%	2,512.9	2,553.5

(1)             Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)             Excludes generation volume during periods the unit operated under power purchase agreements.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Net Debt

(Unaudited)

(in millions)

June 30, 2007

Debt:
Senior secured revolver	$—
Senior secured notes	750
Senior unsecured notes	1,342
Convertible senior subordinated notes	2
Orion Power 12% notes (1)	432
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	342
Retail working capital facility	—
Warrants	(1)
Other (2)	1
Total GAAP debt	3,368

REMA operating leases (off-balance sheet)	480
Total debt and debt equivalents (3)	3,848

Less:
Cash and cash equivalents	(166)
Restricted cash	(5)
Net margin deposits	(323)
Net Debt	$3,354

(1)             Orion 12% notes include purchase accounting adjustments of $32 million.

(2)             Other subsidiary debt.

(3)             Debt equivalents include off-balance sheet REMA leases of $480 million.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber
(713) 497-3042